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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of THQ Inc. on Form S-8 of our report dated February 24, 2000, appearing in the Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP
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Los Angeles, California

April 27, 2000